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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


           Date of Report                                       August 19, 1999
           --------------                                       ---------------
(Date of earliest event reported)


                             SUNCOAST BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
                                    -------
                 (State or other jurisdiction of incorporation)


     333-70231                                                  65-0827141
     ---------                                                  ----------
(Commission File Number)                                      (IRS Employer
                                                         Identification Number)


  8592 Potter Park, Sarasota, Florida                            34238
  -----------------------------------                            -----
(Address of Principal Executive Offices)                       (Zip Code)


                                 (941) 923-0500
                                 --------------
              (Registrant's telephone number, including area code)


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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a) At its Board of Directors meeting on August 19, 1999, the Board of Directors of Suncoast Bancorp, Inc. terminated the services of Hill, Barth & King. At the same meeting the Board of Directors selected the accounting firm of Hacker, Johnson, Cohen & Grieb PA as independent auditors for the Registrant for the 1999 fiscal year.

(b) In connection with their two audits and during subsequent interim periods there have been no disagreements with Hill, Barth & King on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) Hill, Barth & King' Inc.'s report on the financial statements for October 31, 1998 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested Hill, Barth & King, Inc. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUNCOAST BANCORP, INC.




Date: August 25, 1999                By: /s/ John T. Stafford
                                        ---------------------------------------
                                             John T. Stafford, President and
                                             Chief Executive Officer

Date: August 25, 1999                By: /s/ John S. Wilks
                                        ---------------------------------------
                                             John S. Wilks,
                                             Chief Financial Officer